EXHIBIT 23.01

                                SCANA CORPORATION




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 33-49333 of SCANA Corporation on Form S-8, Registration Statements No. 333-18973, 333-37398, and 333-97555 of SCANA Corporation on Forms S-8 and Registration Statements No. 333-86803 and 333-68266 of SCANA Corporation on Forms S-3 of our report dated February 7, 2003 (which report expresses an unqualified opinion and includes an explanatory paragraph related to the adoption of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," effective January 1, 2002 and change in method of accounting for operating revenues associated with its regulated utility operations effective January 1, 2000 as discussed in Notes 1 and 2) appearing in this Annual Report on Form 10-K of SCANA Corporation for the year ended December 31, 2002.





s/DELOITTE & TOUCHE LLP
Columbia, South Carolina
March 21, 2003









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                                                        EXHIBIT 23.02




                     SOUTH CAROLINA ELECTRIC AND GAS COMPANY




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-101449 of South Carolina Electric and Gas Company on Form S-3 of our report dated February 7, 2003 (which report expresses an unqualified opinion and includes an explanatory paragraph related to the change in method of accounting for operating revenues associated with its regulated utility operations effective January 1, 2000 as discussed in Note 2) appearing in this Annual Report on Form 10-K of South Carolina Electric & Gas Company for the year ended December 31, 2002.



s/DELOITTE & TOUCHE LLP
Columbia, South Carolina
March 21, 2003

                                                                   EXHIBIT 23.03



             PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INCORPORATED




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-68516 of Public Service Company of North Carolina, Incorporated on Form S-3 of our report dated February 7, 2003 (which report expresses an unqualified opinion and includes an explanatory paragraph related to the adoption of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," effective January 1, 2002 and change in method of accounting for operating revenues associated with its regulated utility operations effective January 1, 2000 as discussed in Notes 1 and 2) appearing in this Annual Report on Form 10-K of Public Service Company of North Carolina, Incorporated for the year ended December 31, 2002.





s/DELOITTE & TOUCHE LLP
Columbia, South Carolina
March 21, 2003